                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) DECEMBER 3, 1998

                             BLYTH INDUSTRIES, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                     1-13026                     36-2984916
  (State or other              (Commission                  (IRS Employer
  jurisdiction of              File Number)               Identification No.)
  incorporation)

               100 FIELD POINT ROAD, GREENWICH, CONNECTICUT 06830
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (203) 661-1926


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events.

          See Exhibit 99.1 attached hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)      Exhibits

                   99.1       Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLYTH INDUSTRIES, INC.

Date: December 4, 1998                  By: /s/ Bruce D. Kreiger
                                            --------------------------
                                        Name: Bruce D. Kreiger
                                        Title: Vice President & General Counsel

                               BLYTH INDUSTRIES, INC.
                         CONSOLIDATED STATEMENT OF EARNINGS
                        (In thousands except per share data)
                                   (Unaudited)

                                                           Three Months   Three Months   Nine Months    Nine Months
                                                              Ended          Ended          Ended           Ended
                                                            October 31,    October 31,    October 31,    October 31,
                                                               1998           1997           1998           1997
                                                            ----------     ----------     ----------     ----------
Net sales                                                   $  240,766     $  192,457     $  622,807     $  485,226
Cost of goods sold                                             106,392         85,852        265,234        215,424
    Gross profit                                               134,374        106,605        357,573        269,802
Selling and shipping                                            74,149         58,784        209,281        156,369
Administrative                                                  17,693         14,081         56,441         42,971
Amortization of goodwill                                           513            212          1,531            636
                                                            ----------     ----------     ----------     ----------
                                                                92,355         73,077        267,253        199,976
                                                            ----------     ----------     ----------     ----------
    Operating profit                                            42,019         33,528         90,320         69,826
                                                            ----------     ----------     ----------     ----------
Other expense (income)
  Interest expense                                               1,853          1,578          5,221          3,577
  Interest income                                                 (131)          (184)          (255)          (486)
  Equity in earnings of investee                                  (308)          (457)          (106)          (367)
  Non-recurring transaction costs of acquired company                0              0              0          5,173
                                                            ----------     ----------     ----------     ----------
                                                                 1,414            937          4,860          7,897
                                                            ----------     ----------     ----------     ----------

    Earnings before income taxes and minority interest          40,605         32,591         85,460         61,929
Income tax expense                                              15,923         12,698         33,546         24,316
                                                            ----------     ----------     ----------     ----------
    Earnings before minority interest                           24,682         19,893         51,914         37,613
Minority interest                                                  150            267            (15)           254
                                                            ----------     ----------     ----------     ----------
    Net earnings                                            $   24,532     $   19,626     $   51,929     $   37,359
Net earnings excluding the non-recurring transaction
    costs of acquired company                               $   24,532     $   19,626     $   51,929     $   40,551
                                                            ==========     ==========     ==========     ==========
Basic:
    Net earnings per common share(1)                        $     0.50     $     0.40     $     1.06     $     0.76
    Net earnings per common share excluding
      non-recurring transaction costs of
      acquired company(1)(2)                                $     0.50     $     0.40     $     1.06     $     0.83
    Weighted average number of shares outstanding(1)            49,186         49,074         49,158         49,054

Diluted:
    Net earnings per common share(1)                        $     0.49     $     0.40     $     1.05     $     0.75
    Net earnings per common share excluding
      non-recurring transaction costs of
      acquired company(1)(2)                                $     0.49     $     0.40     $     1.05     $     0.82
    Weighted average number of shares outstanding(1)            49,610         49,590         49,652         49,544

(1) Restated for June 1997 3 for 2 stock split effected as a stock dividend.
(2) Net earnings excluding the non-recurring costs of acquired company.

                            CONSOLIDATED BALANCE SHEETS
                                  (In thousands)
                                    (Unaudited)

                                            October 31, 1998    October 31, 1997
                                            ----------------    ----------------
Assets
  Cash and Cash Equivalents                     $  11,420           $  16,244
  Accounts Receivable, Net                         86,327              73,179
  Inventories                                     152,536             136,900
  Property, Plant & Equipment, Net                187,118             154,947
  Other Assets                                     73,201              35,802
                                                ---------           ---------
                                                $ 510,602           $ 417,072
                                                =========           =========
Liabilities and Stockholders' Equity
  Bank Debt                                     $  93,633           $  83,530
  Senior Notes                                     25,000              25,000
  Other Liabilities                                92,811              78,810
  Stockholders' Equity                            299,158             229,732
                                                ---------           ---------
                                                $ 510,602           $ 417,072
                                                =========           =========

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